Exhibit 99.1

BIOSTAR PHARMACEUTICALS, INC. TO PRESENT AT THE BREAN MURRAY, CARRET & CO. CHINA GROWTH CONFERENCE

Press Release
Source: Biostar Pharmaceuticals, Inc.
On 8:00 am EST, Wednesday November 4, 2009

XIANYANG, China, Nov. 4 /PRNewswire-Asia-FirstCall/ -- Biostar Pharmaceuticals, Inc. (OTC Bulletin Board: BSPM - News; "Biostar" or "the Company"), a Xianyang-based developer, manufacturer and supplier of pharmaceutical products and medical nutrients addressing a variety of diseases and conditions, today announced that it will present at the Brean Murray, Carret & Co. China Growth Conference, to be held November 19-20, 2009, at the Millennium Broadway Hotel, 150 West 45th Street, New York City.

Mr. Ronghua Wang, Chief Executive Officer and Ms. Elaine Zhao, Chief Financial Officer, are scheduled to present at 11:20 am ET on Thursday November 19 and are available to host one-on-one meetings with conference attendees throughout the one-day event. Mr. Wang and Ms. Zhao will discuss the Company's products including Biostar's leading hepatitis B medicine, Xin Aoxing, the Company's expansion into rural networks in China, financial results, and the Company's long-term growth strategies.

Registration is mandatory. For more information on the conference, contact your Brean Murray, Carret & Co. representative. To register please visit or contact Lindsay Zuckerman at 212-702-6577 or via email at Lindsay.Zuckerman@bmur.com.

About Biostar Pharmaceuticals, Inc.

Biostar Pharmaceuticals, Inc., through its wholly-owned subsidiary in China, develops, manufactures and markets pharmaceutical and medical nutrient products for a variety of diseases and conditions. The Company's most popular product is its Xin Ao Xing Oleanolic Acid Capsule, an over-the-counter ("OTC") medicine for chronic hepatitis B, a disease affecting approximately 10% of the Chinese population. In addition to its hepatitis product, Biostar manufactures two broad-based OTC products, two prescription-based pharmaceuticals and ten nutrients. The Company has adopted international standards and is in the process of applying for two patents.

Safe Harbor

Certain statements in this release concerning our future growth prospects are forward-looking statements, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts and legal restrictions on raising capital or acquiring companies outside China. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings including our S-1 dated June 27, 2008, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, our 10-K for the year ended December 31, 2008, and other recent filings. These filings are available at http://www.sec.gov. We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.

For further information, please contact:

COMPANY:
Ms. Elaine Zhao, CFO
Tel: +1-626-456-2789
Email: elaine@biostarpharmaceuticals.com

John Mattio
HC International, Inc.
Tel: +1-914-669-5340
Email: john.mattio@hcinternational.net
Web: http://www.hcinternational.net